UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 28, 2010

                    SOUTHWEST GEORGIA FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in its Charter)


           Georgia                       001-12053            58-1392259
(State or other Jurisdiction of  (Commission File Number)   (IRS Employer
Incorporation or Organization)                            Identification No.)

                  201 First Street, S.E.
                    Moultrie, Georgia                   31768
        (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:  (229) 985-1120

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act. [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


















ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the shareholders of the Corporation was held on May 25, 2010. Total shares eligible to vote amounted to 2,547,837. A total of 1,445,855 shares (56.75%) were represented by shareholders in attendance or by proxy.

The following directors were elected to serve one year until the next annual meeting.

Director                 Votes For    Votes Withheld
Cecil H. Barber          1,435,798        10,057
John J. Cole, Jr.        1,435,948         9,907
DeWitt Drew              1,433,591        12,264
Michael J. McLean        1,431,360        14,495
Richard L. Moss          1,435,510        10,345
Roy H. Reeves            1,435,948         9,907
Johnny R. Slocumb        1,424,837        21,018
Marcus R. Wells          1,429,200        16,655
Lane M. Wear             1,430,520        15,335








                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                         /s/George R. Kirkland
                                   BY:   _____________________________________
                                         GEORGE R. KIRKLAND
                                         SENIOR VICE-PRESIDENT AND TREASURER
                                         (FINANCIAL AND ACCOUNTING OFFICER)

Date:  May 28, 2010